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                                                                    EXHIBIT 23.6

                                    CONSENT

  I hereby consent to the reference to me under the caption INC., MGMT.--EXEC. OFFICERS & DIRECTORS registration statement on Form S-3 (File No. 33-57057) of NATIONAL MEDICAL ENTERPRISES, INC. ("NME") prospectus form part of registration statement relating to the public offering of debt securities by "NME".

Date: January 30, 1995                           /s/  Thomas J. Pritzker
                                          _____________________________________
                                                     Thomas J. Pritzker